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                      OFFICE OF THE UNITED STATES TRUSTEE
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In re:                                                         DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company, et al. Debtors                                                                               Page 1 of 4
                                                                                  Statement Number:            4
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Chapter 11                                                                     For the Period FROM:         2/1/2002
                                                                                                       -------------------
Case No. LA 01-44828-SB (Administratively Consolidated with                                     TO:        2/28/2002
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
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                                                                                               Kushner-Locke      Post Production
CASH ACTIVITY ANALYSIS (Cash Basis Only)                   Collateral       Concentration         Payroll            Payroll
                                                            Account            Account            Account            Account
                                                        ---------------------------------------------------------------------------
Balance before Statement #1                                  $ 268,333.21       $ 65,956.21          $ 1,844.78           $ 257.48
                                                        ---------------------------------------------------------------------------
A.  Total Receipts per all Prior Interim Statements          1,138,402.84        563,060.35          178,057.06          10,767.39
                                                        ---------------------------------------------------------------------------
B.  Less:  Total Disbursements per all Prior Statements        601,207.34        502,895.69          178,662.75          10,761.63

                                                        ---------------------------------------------------------------------------
C.  Beginning Balance                                        $ 805,528.71      $ 126,120.87          $ 1,239.09           $ 263.24
                                                        ---------------------------------------------------------------------------
D.  Receipts during Current Period
      Description
      -----------
Daro Representation Agreement                                   14,985.07
Materials - Wolfgirl - Mongkol                                     632.00
USA Cable - Mindriper                                            3,333.33
Aquarius - 7 titles                                             14,677.50
Lifetime                                                        56,666.66
Kirchmedia - various titles - from Lions Gate account          266,162.00
Courtroom TV                                                    20,000.00
New World - 5 titles                                             5,832.00
Televisa                                                        76,877.77
COBRA + Phone Refund                                                                 807.04
COBRA                                                                              1,105.77
Egmont Ent. - Black & White                                                          231.06
  Wire transfer between accounts                                                 120,000.00
  Wire transfer between accounts                                                 270,000.00
  Wire transfer between accounts                                                  95,000.00
  Wire transfer between accounts                                                 205,000.00
  Interest                                                         428.00
  Payroll transfers                                                                                   46,792.27
  Payroll transfers                                                                                   25,661.66
  Payroll transfers                                                                                    5,539.78
  Payroll transfers                                                                                                      10,394.72
  Payroll transfers                                                                                  153,795.01
  Payroll transfers                                                                                   71,397.05
  Payroll transfers                                                                                    4,206.95
  Payroll transfers                                                                                                     130,965.51
  Payroll transfers                                                                                    2,631.32
  Payroll transfers                                                                                   41,558.52
  Payroll transfers                                                                                   23,643.33
  Payroll transfers                                                                                    5,562.01
  Payroll transfers                                                                                                       9,798.57
  Payroll transfers                                                                                      326.15
  Payroll transfers                                                                                                         181.97
  Payroll transfers                                                                                   58,968.41
  Payroll transfers                                                                                   25,535.43
  Payroll transfers                                                                                    8,693.58
  Payroll transfers                                                                                                      20,418.06


      TOTAL RECEIPTS THIS PERIOD                               459,594.33        692,143.87          474,311.47         171,758.83
                                                        ---------------------------------------------------------------------------
E.  Balance Available (C plus D)                           $ 1,265,123.04      $ 818,264.74        $ 475,550.56       $ 172,022.07
                                                        ---------------------------------------------------------------------------

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                      DEBTOR IN POSSESSION INTERIM STATEMENT NO: 3   Page 2 of 4
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F.  Less:  Disbursements during Current Period:
    Date             Check No.       Payee/Purpose
    ----------------------------------------------
2/05/2002   Wire transfer between accounts                    120,000.00
2/12/2002   Wire transfer between accounts                    270,000.00
2/19/2002   Wire transfer between accounts                     95,000.00
2/26/2002   Wire transfer between accounts                    205,000.00
2/05/2002   Wire transfer  John Lannan  Board fees                                1,250.00
2/05/2002   Wire transfer  Irwin Friedman  Board fees                             2,083.00
2/05/2002   Wire transfer  Stuart Hersch  Board fees                              2,083.00
2/28/2002   Wire transfer to Morgan Lewis - bank attys         71,705.17
2/28/2002   Wire transfer to Doniger Fetter escrow acct.                         10,000.00

F.  Less:  Disbursements during Current Period
           (continued):

2/4/2002         37112    Ayelet Agmon                                              941.25
2/4/2002         37113    Alberstone Enterprises                                     86.60
2/4/2002         37114    Bonded Services, Inc                                    6,298.10
2/4/2002         37115    DEAN CLEVERDON                                          1,760.00
2/4/2002         37116    Centauro Comunicaciones                                   350.00
2/4/2002         37117    DHL World Wide Express                                    356.40
2/4/2002         37118    Nextel                                                    296.56
2/4/2002         37119    Pacific Bell                                            3,006.63
2/4/2002         37120    Sequoia Messenger Services                                 24.55
2/4/2002         37121    Verizon California                                        397.35
2/4/2002         37122    Recall                                                    457.66
2/4/2002         37123    Bowne of Los Angeles, Inc                                 490.00
2/7/2002         37124    AnB Stationary                                            198.09
2/7/2002         37125    Point 360                                                 258.00
2/11/2002        37126    Adelphia                                                  111.05
2/11/2002        37127    Soris, A Division of Case
                          Credit                                                   2,282.99
2/11/2002        37128    DHL World Wide Express                                      60.43
2/11/2002        37129    Fotokem                                                    265.76
2/11/2002        37130    New Wave Entertainment                                   2,786.85
2/11/2002        37131    NTFC Capital Co                                          2,894.05
2/11/2002        37132    Sprint                                                   1,750.28
2/11/2002        37133    Still Photo Lab, Inc                                        54.00
2/13/2002        37134    New Wave Entertainment                                     280.50
2/13/2002        37135    Still Photo Lab, Inc                                       110.00
2/13/2002        37136    CFI                                                        125.00
2/13/2002        37137    USI of Southern California                               1,738.00
2/13/2002        37138    USI of Southern California                              13,330.00
2/13/2002        37140    Point 360                                                  450.00
2/15/2002        37141    Nanette Munro                                               25.00
2/19/2002        37143    Ayelet Agmon                                               967.72
2/19/2002        37144    DEAN CLEVERDON                                           1,232.00
2/19/2002        37145    Printo Co LTD                                              300.00
2/19/2002        37146    Petty Cash Reimbursement                                   364.81
2/19/2002        37147    AnB Stationary                                             183.81
2/19/2002        37148    Brett Robinson Exp. Reim.                                   56.97
2/20/2002        37149    Petty Cash - Movers                                      1,000.00
2/21/2002        37150    ATT CAlling Card                                         1,186.75
2/21/2002        37151    ATT Wireless                                               375.99
2/21/2002        37152    DHL World Wide Express                                      38.53
2/21/2002        37153    Digital Cellular                                            53.71
2/21/2002        37154    Esquire Deposition Services                                542.60
2/21/2002        37155    FoodCraft                                                  164.02
2/21/2002        37156    Pacific Bell                                               494.86
2/21/2002        37157    Recall                                                     375.59
2/21/2002        37158    Scottel Voice and Data, Inc                              1,116.00
2/25/2002        37159    Zerolag Communications, Inc                              1,300.00
2/26/2002        37160    Blue Cross                                              12,371.00
2/26/2002        37161    DEAN CLEVERDON                                           1,760.00
2/26/2002        37162    DHL World Wide Express                                     214.76

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                   DEBTOR IN POSSESSION INTERIM STATEMENT NO: 3      Page 3 of 4
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F.  Less:  Disbursements during Current Period
           (continued):
2/26/2002    37163    Fortis Benefits Insurance Co.                                1,966.16
2/26/2002    37164    Neopost Leasing                                                289.19
2/26/2002    37165    NTFC Capital Co                                              2,894.05
2/26/2002    37166    Point 360                                                    1,032.75
2/26/2002    37167    Secretary of State                                              20.00
2/26/2002    37168    Still Photo Lab, Inc                                            29.60
2/27/2002    37169    DHL World Wide Express                                         113.84
2/27/2002    37170    DHL World Wide Express                                         500.00
2/27/2002    37171    AnB Stationary                                                 540.16
2/27/2002    37172    U.S. Bankcorp                                                  106.68
2/27/2002    37173    Nextel                                                         249.77
2/28/2002    37174    Petty Cash - Movers                                            320.00
2/28/2002    37175    Petty Cash - Movers                                             40.00
2/28/2002    37176    Petty Cash - Movers                                            105.00
2/28/2002    37177    Petty Cash - Movers                                            120.00
2/28/2002    37178    Still Photo Lab, Inc                                            86.80
2/28/2002    37179    Arden Realty LTD Partnership                                35,000.00
2/28/2002    37180    U.S. Bankcorp                                                  820.69
2/28/2002    37181    Donald Kushner Exp. Reim.                                    2,203.22
2/28/2002    37182    New Wave Entertainment                                         229.50
2/28/2002    37183    Q's Billiard Club - Moving Lunch                               221.00
2/05/02      Payroll transfer                                                     46,792.27
2/05/02      Payroll transfer                                                     25,661.66
2/05/02      Payroll transfer                                                      5,539.78
2/05/02      Payroll transfer                                                     10,394.72
2/13/02      Payroll transfer                                                    153,795.01
2/13/02      Payroll transfer                                                     71,397.05
2/13/02      Payroll transfer                                                      4,206.95
2/13/02      Payroll transfer                                                    130,965.51
2/15/2002    Payroll transfer                                                      2,631.32
2/19/02      Payroll transfer                                                     41,558.52
2/19/02      Payroll transfer                                                     23,643.33
2/19/02      Payroll transfer                                                      5,562.01
2/19/02      Payroll transfer                                                      9,798.57
2/21/2002    Payroll transfer                                                        181.97
2/21/2002    Payroll transfer                                                        326.15
2/27/02      Payroll transfer                                                     58,968.41
2/27/02      Payroll transfer                                                     25,535.43
2/27/02      Payroll transfer                                                      8,693.58
2/27/02      Payroll transfer                                                     20,418.06
2/05/02      Payroll taxes                                                                             6,446.49             735.57
2/05/02      Payroll - to various employees                                                           70,745.47           9,577.63
2/05/02      Garnishment                                                                                 691.10
2/05/02      ADP Fees                                                                                    255.49              81.52
2/13/02      Payroll taxes                                                                            15,978.67           5,883.99
2/13/02      Payroll - to various employees                                                          213,309.69         125,000.00
2/13/02      ADP Fees                                                                                    115.13              81.52
2/15/2002    Payroll - Last ck to CG                                                                   2,631.32
2/19/02      Payroll taxes                                                                             5,186.82             139.42
2/19/02      Payroll - to various employees                                                           64,775.29           9,577.63
2/19/02      Garnishment                                                                                 691.10
2/19/02      ADP Fees                                                                                    326.15             181.97
2/27/02      Payroll taxes                                                                             6,044.66             290.67
2/27/02      Payroll - to various employees                                                           85,590.19          20,045.87
2/27/02      Garnishment                                                                               1,451.92
2/27/02      ADP Fees                                                                                    112.41              81.52

      TOTAL DISBURSEMENTS THIS PERIOD:                         761,705.17        773,658.93          474,351.90         171,677.31
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G.  Ending Balance (E less F)                                $ 503,417.87       $ 44,605.81          $ 1,198.66           $ 344.76
                                                        ---------------------------------------------------------------------------
                                               CHECK           503,417.87         44,605.81            1,198.66             344.76
                                                                        -              0.00                0.00              (0.00)

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                   DEBTOR IN POSSESSION INTERIM STATEMENT NO: 3      Page 4 of 4
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H.  (1)  Collateral Account:                       Variance
          a)  Depository Name and Location:        Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                            323221556
     (2)  Concentration Account:
          a)  Depository Name and Location:        Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                           1891935460
     (3)  Kushner-Locke Payroll Account:
          a)  Depository Name and Location:        Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                           1890694506
     (4)  Post Production Payroll Account:
          a)  Depository Name and Location:        Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                           1890694639

I:  Other monies on hand:

The Kushner Locke Company PWI account              1891215236   $ 1,000.00
Bank of Scotland - Pinocchio                       3549485      1,241,624.53 Pounds Sterling   Time Deposit  (KL's interest is 70%)
Bank of Scotland - Basil                           3626816      192598.25 Pounds Sterling      Time Deposit  (KL's interest is 80%)
Allied Pinocchio                                   10747301     4,423.11 Pounds Sterling
KLI-UK                                             10008956     No recent statements - Less than 1,000 Pounds

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    KL MDP Sensation                               60-066-930                $ 17,572.30
    KL\7 Venture                                   1890-69-6360                 9,229.05
    Denial Venture                                 1890-69-6501                41,586.96
    Cracker LLC                                    1891-04-1665                 1,000.00
    Swing                                          323-518095                   6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                            /s/ ALICE P. NEUHAUSER
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                                            Debtor in Possession